                                                                    Exhibit 4.1

NUMBER                                                [STRIKER INDUSTRIES LOGO]                                  SHARES
                                                       STRIKER INDUSTRIES, INC.
 18551                                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                              AUTHORIZED NUMBER OF SHARES, 25,000,000
                                                          PAR VALUE $0.20
                                                                                                             CUSIP  863316 30 3
          THIS CERTIFIES THAT                                                                                 SEE REVERSE
                                                                                                           FOR CERTAIN DEFINITIONS
                                                              SPECIMEN
          is the owner of

               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF TWENTY CENTS ($(0.20) PER SHARE OF

                                                      STRIKER INDUSTRIES, INC.

          transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Articles of Incorporation, as amended, to all of which the holder, by acceptance hereby assents.

               IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and the facsimile corporate seal to be duly affixed hereto.
               This  certificate is not valid unless duly countersigned by the Transfer Agent.


               Dated:


                              SECRETARY                                          CHIEF EXECUTIVE OFFICER


                                                     [STRIKER INDUSTRIES LOGO]

***********************************************
* COUNTERSIGNED:                              *
*       American Securities Transfer, Inc.    *
*                 P.O. Box 1596               *
*            Denver, Colorado  80201          *
*                                             *
*                                             *
* By _________________________________________*
*          Transfer Agent & Registrar         *
*             Authorized Signature            *
***********************************************

                            STRIKER INDUSTRIES, INC.

                  TRANSFER FEE:  $10.00 PER CERTIFICATE ISSUED

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM -as tenants in common                   UNIF GIFT MIN ACT-________Custodian_________
          TEN ENT -as tenants by the entireties                              (Cust)           (Minor)
          JT TEN  -as joint tenants with right of                   under Uniform Gifts to Minors
                   survivorship and not as tenants                  Act____________________
                   in common                                                 (State)



    Additional abbreviations may also be used though not in the above list.

_______________________________________________________________________________

For Value Received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________
|                                    |
|                                    |
|                                    |
|____________________________________|

                                   SPECIMEN

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares

of the common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
____________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:  ______________________

                _____________________________________________________________
                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:



__________________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.